EXHIBIT 10.7

                                    GUARANTY

                  This Guaranty (this "Guaranty") is made and executed as of June 30, 1999 by eGLOBE, INC., a Delaware corporation (the "Parent"), and IDX INTERNATIONAL, INC., a Virginia corporation and a wholly owned subsidiary of the Parent ("IDX") (hereinafter collectively called the "Guarantor"), in favor of EXTL INVESTORS, LLC, a limited liability company organized under the laws of Nevada (hereinafter called the "Investor").

                  WHEREAS, eGlobe Financing Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent ("eGlobe Financing"), IDX Financing Corporation, a Delaware corporation and a wholly owned subsidiary of IDX ("IDX Financing"), and Telekey Financing Corporation, a Delaware corporation and a wholly owned subsidiary of Telekey, Inc., a wholly owned subsidiary of the Parent ("Telekey Financing" and together with eGlobe Financing and IDX Financing, the "Borrower"), is issuing and selling to the Investor on the date hereof, and the Investor is purchasing from the Borrower, the Borrower's 5% Secured Notes (the "Secured Notes") and the Borrower is executing and delivering a revolving note based on the balance of accounts receivable (the "A/R Note" and collectively with the Secured Notes, the "Notes"), pursuant to the terms and conditions of the Loan and Note Purchase Agreement dated April 9, 1999 by and among eGlobe Financing, the Parent, and the Investor, as amended by Amendment No. 1 to the Loan and Note Purchase Agreement dated as of the date hereof (as amended, the "Loan and Note Purchase Agreement"); and

                  WHEREAS, in connection with the purchase of the Secured Notes and issuance of the A/R Note, the Investor desires to obtain from the Guarantor and the Guarantor desires to provide to the Investor the guaranty more fully set forth below;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

                  1. The Guarantor hereby unconditionally guarantees to the Investor the due, timely and full payment and satisfaction by Borrower of all its obligations that arise under the Loan and Note Purchase Agreement and the Notes on or after the date hereof, including, without limitation, payment in full, when due, of the indebtedness evidenced by the Notes and the due, timely and complete performance by the Borrower of all of its other agreements, terms and covenants under the Loan and Note Purchase Agreement and the Notes, provided that a violation of such other agreements, terms and covenants would constitute an Event of Default under the Loan and Note Purchase Agreement or the applicable Note

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(collectively,  the "Guaranteed Obligations").  The obligations of the Guarantor hereunder are absolute and unconditional and this Guaranty is a continuing guaranty of payment and performance by Borrower which will not terminate until the Guaranteed Obligations shall have been paid and performed in full.

                  2. The Investor may, at the Investor's option, proceed to enforce this Guaranty directly against the Guarantor without first proceeding against Borrower or any other person liable for payment or performance under the Loan and Note Purchase Agreement, the Secured Notes, the A/R Note or this Guaranty and without first proceeding against or exhausting any collateral now or hereafter held by the Investor to secure payment or performance under the Loan and Note Purchase Agreement, the Secured Notes, the A/R Note or the Security Agreement securing this Guaranty (the "Security Agreement").

                  3. The Guarantor waives diligence, presentment, protest, notice of dishonor, demand for payment, notice of nonpayment or nonperformance, notice of acceptance of this Guaranty, notice of intention to accelerate, notice of acceleration, and all other notices of any nature in connection with the exercise of the Investor's rights under the Loan and Note Purchase Agreement, the Secured Notes, the A/R Note, the Security Agreement or this Guaranty.
Performance by the Guarantor hereunder will not entitle the Guarantor to any payment by Borrower under any claim for contribution, indemnification, subrogation or otherwise, and the Guarantor hereby irrevocably waives and relinquishes any and all rights to recover from Borrower, whether by way of subrogation, reimbursement, indemnity, contribution, or otherwise, any amounts paid by the Guarantor under this Guaranty until such time as the Guaranteed Obligations have been paid and performed in full.

                  4. The Guarantor hereby consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of other guarantees, abstaining from taking advantage of or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Investor to Borrower or any other party may be made, granted and effected by the Investor without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder.

                  5. Nothing herein contained will limit the Investor in exercising any rights held under the Loan and Note Purchase Agreement, the Secured Notes, the A/R Note or the Security Agreement. In the event of any default under the Loan and Note Purchase Agreement, the Secured Notes, the A/R Note, the Security Agreement or this Guaranty, the Investor will be entitled selectively and successively to enforce any one or more of the rights held by the Investor hereunder or thereunder and such action will not be deemed a waiver of any other right held by the Investor. All of the remedies of the Investor under this Guaranty, the Loan

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and Note Purchase  Agreement,  the Secured Notes,  the A/R Note and the Security
Agreement are cumulative and not alternative. If the Investor elects to foreclose any lien created by the Loan and Note Purchase Agreement, the Secured Notes, the A/R Note or the Security Agreement, the Investor is authorized to purchase for the Investor's account all or any part of the collateral covered by such lien at public or private sale.

                  6. In the event that a petition in bankruptcy for an arrangement or reorganization of Borrower under any bankruptcy law or for the appointment of a receiver for Borrower or any of its property is filed by Borrower, or if Borrower shall make an assignment for the benefit of creditors or shall become insolvent, all indebtedness of Borrower shall, for the purpose of this Guaranty, be deemed at the Investor's election to have become immediately due and payable.

                  7. The Guarantor further agrees to pay the Investor any and all costs, expenses and reasonable attorneys' fees paid or incurred by the Investor in enforcing or endeavoring to enforce this Guaranty.

                  8. If any provision of this Guaranty is held to be invalid, illegal or unenforceable in any respect for any reason, such invalidity, illegality or unenforceability will not affect any other provisions herein contained and such other provisions will remain in full force and effect. This Guaranty will be binding on the Guarantor and all successors and assigns of the Guarantor and will inure to the benefit of the Investor and all successors and assigns of the Investor. The Guarantor consents to the assignment of all or any portion of the rights of the Investor hereunder in connection with any assignment of the rights of the Investor under the Loan and Note Purchase Agreement, without notice to the Guarantor.

                  9. If any payment or thing of value should be received and accepted by the Investor in payment of any indebtedness or obligation of Borrower under the Loan and Note Purchase Agreement or any Note and it should subsequently be determined or adjudged that such payment be void or voidable under any law or statute now or hereafter in effect, the receipt of such payment by the Investor shall, as to the Guarantor, be deemed a provisional receipt and if any such payment should be avoided or set aside under any such law or statute the Guarantor shall be and remain liable to the Investor in respect thereof as if such payment had not been received by the Investor, notwithstanding any release or discharge of this Guaranty issued or granted by the Investor in the belief or assumption that its receipt of such payment was absolute and not subject to any avoidance or set aside.

                  10. The terms "the Guarantor" and "Borrower" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require.
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                  11. The  obligations  of each of the parties  hereto which are included in the defined term "the Guarantor" are joint and several.

                  12. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  13. All corporate law matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  14. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS  WHEREOF,  the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.



                                        EGLOBE, INC.

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 2000 Pennsylvania Avenue, NW
                                                 Suite 4800
                                                 Washington, DC  20006


                                        IDX FINANCING CORPORATION

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 11410 Issac Newton Square North
                                                 Suite 10
                                                 Reston, Virginia 20190


                                        EXTL INVESTORS, LLC

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 850 Cannon, Suite 200
                                                 Hurst, TX 76054